                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): November 30, 2001

                           ACCLAIM ENTERTAINMENT, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                   Delaware                             0-16986                       38-2698904
                   --------                             -------                       ----------
(State or other jurisdiction of incorporation)   (Commission File No.)     (IRS Employer Identification No.)

               One Acclaim Plaza
              Glen Cove, New York                                                      11542-2709
   (Address of Principal Executive Offices)                                            (Zip Code)




       Registrant's telephone number, including area code: (516) 656-5000

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ITEM 5. OTHER EVENTS

This filing is being made to include the following agreement of Acclaim Entertainment, Inc. (the "Company") as an exhibit filed pursuant to Regulation S-K Item 601, promulgated under the Securities Act of 1933:

     Confidential License Agreement for Nintendo GameCube dated as of the 15th day of November, 2001, by and between Nintendo of America Inc. and the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 10.1* Confidential License Agreement for Nintendo GameCube dated as of the 15th day of November, 2001, by and between Nintendo of America Inc. and Acclaim Entertainment, Inc.

-------

* Confidential treatment has been requested for certain portions of this agreement.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ACCLAIM ENTERTAINMENT, INC.

                                     By:   /s/ Gerard F. Agoglia
                                          -----------------------------
                                     Name:  Gerard F. Agoglia
                                     Title: Executive Vice President
                                            and Chief Financial Officer
Date: December 3, 2001
















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